UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 23, 2014
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16thStreet, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02                      Results of Operations and Financial Condition.

On April 23, 2014, Republic First Bancorp, Inc. issued a press release announcing its results of operations and financial condition at and for the period ended March 31, 2014.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Current Report on Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1	Press Release issued on April 23, 2014 regarding financial results for the period ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: April 23, 2014
	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on April 23, 2014 regarding financial results for the period ended March 31, 2014